SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2004

                                 MakeMusic! Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

         0-26192                                              41-1716250
(Commission File Number)                                    (IRS Employer
                                                          Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 937-9611
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 3, 2004, MakeMusic! Inc. issued a press release announcing its 2004 third quarter financial results. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

     The information contained in this Current Report on Form 8-K, including the
Exhibit 99 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.

      (a)  Financial statements: None.

      (b)  Pro forma financial information: None.

      (c)  Exhibits:

           Exhibit 99  Press release dated November 3, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MAKEMUSIC! INC.


                                                      By /s/ William R. Wolff
                                                         -----------------------
Date: November 4, 2004                                   William R. Wolff,
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

                                 MAKEMUSIC! INC.
                             Form 8-K Current Report


EXHIBIT NO.                ITEM

   99                      Press Release dated November 3, 2004